UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)                       November 3, 2006
HEI, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-10078	41-0944876

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota		55386

(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (952) 443-2500

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     On November 3, 2006, Thomas F. Leahy, the Chairman of the Board of Directors of HEI, Inc. (the “Company”) loaned the Company $5,000,000 (the “Secured Loan”). See item 2.03 for further information, which is incorporated herein by reference. The Secured Loan is evidenced by a promissory note and a security agreement.
Section 2 — Financial Information
Item 2.03 Creation of a Direct Financial Obligation
     On November 3, 2006, Thomas F. Leahy, the Chairman of the Board of Directors of the Company, loaned the Company $5,000,000 dollars (the “Secured Loan”). The Company’s obligations under the Secured Loan are evidenced by a promissory note (the “Note”) and a security agreement. The terms and conditions of the Note are briefly described here and are qualified in their entirety by reference to the Note, attached hereto as Exhibit 10.1 and incorporated herein by reference. The Note has an original principal amount of $5,000,000, requires the Company to pay monthly installments of interest, and is due and payable on November 2, 2007. The unpaid principal of the Note can be repaid at any time without prepayment penalty or premium. Unpaid principal due under the Note bears interest at the rate of fifteen percent (15%) per annum, commencing on November 3, with such interest rate increasing by one percent (1%) each calendar month, beginning January 1, 2007, up to a mximum of twenty percent (20%) per annum.
     Pursuant to the terms of the security agreement by and between the Company and Mr. Leahy dated November 3, 2006 (the “Security Agreement”), and subject to prior liens, the Company granted Mr. Leahy a security interest in any and all inventory, accounts, prepaid insurance, supplies, patents, patent rights, copyrights, trademarks, trade names, goodwill, royalty rights, franchise rights, chattel paper, license rights, documents, instruments, general intangibles, payment intangibles, letter of credit rights, investment property, deposit accounts and any and all other goods, now owned or subsequently acquired by the Company, wherever located, to secure the Company’s payment obligations under the Note.
     The Company used $2,200,000 of the proceeds of the Secured Loan to satisfy the Company’s obligations under its accounts receiveable agreement with Beacon Bank of Shorewood, Minnesota dated May 29, 2003, as amended. The Company will use the remainder of the proceeds for general working capital needs.
Section 8 — Other Events
Item 8.01 Other Events.
     Nina Anderson, the Company’s Vice President of Human Resources, will no longer be employed by the Company after November 10, 2006.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     Exhibits.
     The following exhibits are being filed with this Current Report on Form 8-K and are hereby incorporated herein by reference.

Exhibit No.	Description of Exhibit
10.1	Promissory Note, dated November 3, 2006, made by HEI, Inc. in favor of Thomas F. Leahy in the original principal amount of $5,000,000.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.
Date: November 7, 2006.	By /s/ Mark B. Thomas
Mark B. Thomas
Its: Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Promissory Note, dated November 3, 2006, made by HEI, Inc. in favor of Thomas F. Leahy in the original principal amount of $5,000,000.

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